UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096

Investment Grade Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, NY 10019-6114

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Item 1. Reports to Stockholders.

Investment Grade Municipal

Income Fund Inc.

Annual Report

September 30, 2005

Investment Grade Municipal Income Fund Inc.

November 15, 2005

Dear Shareholder,

We are pleased to present you with the annual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the fiscal year ended September 30, 2005.

Performance

For the twelve-month period, the Fund’s net asset value return was 4.57%. On a market price basis, the Fund returned 0.42%. Over the same period, the Fund’s peer group, the Lipper General Municipal Debt Funds (Leveraged) median, posted net asset value and market price returns of 6.83% and 7.43%, respectively. Finally, the Lehman Brothers Municipal Bond Index (the “Index”), the Fund’s benchmark, generated a return of 4.05%. (For more performance information, please refer to “Performance at a Glance” on page 6.)

The Fund continued to use leverage during the period, which was 40% of total assets as of September 30, 2005. While short-term rates rose over the period and increased the Fund’s borrowing costs, this leverage still had a positive effect on the Fund’s income during the fiscal year, as the yields on the Fund’s longer-term bonds more than offset the borrowing costs. Leverage magnifies returns on both the upside and on the downside, creating a wider range of returns within the Fund’s peer group.

Investment Grade Municipal Income Fund Inc.

Investment Goal:

High level of current income exempt from federal income tax, consistent with preservation of capital.

Portfolio Manager:

Kevin McIntyre
UBS Global Asset
Management (US) Inc.

Commencement:
November 6, 1992

NYSE Symbol:
PPM

Dividend Payments:
Monthly

An Interview with Portfolio Manager Kevin McIntyre

Q.	How would you describe the economic environment during the reporting period?
A.

The US economy faced a number of challenges during the reporting period, including record high energy prices, natural disasters, rising interest rates, a mixed job market, uncertainty surrounding the US presidential election and geopolitical events. Despite these issues, the economy proved to be surprisingly resilient, posting four consecutive quarters of 3%-4% gross domestic product (GDP) growth.

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Investment Grade Municipal Income Fund Inc.

Q.	How did the Federal Reserve Board (the “Fed”) react to these economic conditions?
A.

Given the strength of the economy, the Fed continued its tightening campaign, raising the federal funds rate (“fed funds” rate) in 0.25% increments eight more times over the fiscal year, bringing the fed funds rate to 3.75%. Throughout this tightening campaign, the Fed has made it clear that it expects to continue to raise rates at a “measured” pace to keep inflation under control and, toward the end of the period, seemed to become increasingly concerned about inflation. Accordingly, the Fed raised rates another 0.25% to 4.0% on November 1, after the close of the Fund’s fiscal year.

Q.	Finally, how did the municipal bond market perform in this environment?
A.

For the year, both short- and long-term municipal bonds (munis) outperformed similarly dated Treasuries. However, intermediate-term munis underperformed their Treasury counterparts. Overall, longer-dated securities were the top performers both for munis and Treasuries.

Q.	Moving on to the Fund itself, how did you position the portfolio in general terms?
A.

Given our expectation that yields would continue to rise in concert with the Fed’s tightening cycle, we maintained a defensive duration position. (Duration is a measure of sensitivity to interest rate changes.) Toward the end of the period, we went a little longer on duration than we had been for previous months, while still remaining defensive relative to the Index, since we felt market conditions and the continued rising rate environment warranted it. In terms of positioning, we maintained a barbell strategy, holding relative overweights to both short-term and longer-term securities, while maintaining an underweight position to the 2- to 8-year portion of the yield curve. Also, we were underweighted to the 20-year area versus our peers. This barbell positioning resulted in relative outperformance in the 10-15-year area of the curve, as those bonds performed better than their short-term counterparts, but resulted in underperformance in the 20-year area.

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Investment Grade Municipal Income Fund Inc.

Q.	Were there areas of the yield curve that presented additional opportunities?
A.

We believed that the 30-year portion of the market began to look more attractive relative to the 20-year portion as the year closed, and began to look for opportunities there. As a result, we bought 2035-dated East Bay Municipal Utility District Water Systems bonds, yielding 5%, in the third quarter. Also, we were able to buy a State of California tax-exempt bond at what we believed to be a good price and optimal structure.

Q.	What sectors of the municipal bond market did you find either attractive or unattractive, and how did you position the Fund within those sectors?
A.

First, it’s important to keep in mind that we attempt to maintain a well-diversified portfolio, and the Fund holds bonds in a number of different industry sectors and subsectors. However, our research leads us to focus on various sectors from time to time. Over the past year, our focus was on the power and water sectors, which were attractive because they tend to have stronger revenue and earnings stability through various economic climates than other sectors, but are still priced comparably to other sectors. Conversely, while our long-term outlook for healthcare remains negative, we bought two uninsured healthcare bonds, Indiana Health Facility for Ascension Health and Michigan Hospital for Ascension Health. We saw positive trends developing for certain healthcare providers, including these two, that have stable or improving finances and strong market share. Although it outperformed this year, the tobacco sector is one we continued to avoid, which hurt Fund performance for the period.

Q.	Were there any states or regions that were an area of focus for the Fund?
A.

From a regional standpoint, we focused on states that exhibited improved fiscal health and offered attractively valued municipal bonds. Offerings that we believe met that definition included long-term California bonds, a state whose fiscal situation has continued to improve since its 2003 financial crisis, as well as tax-backed New Jersey debt. It’s also important to note that we had little exposure to hurricane-affected areas and continue to closely monitor the credit quality of those Gulf states and municipalities.

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Investment Grade Municipal Income Fund Inc.

Q.	The Fund was given more flexibility to invest in AMT bonds during the fiscal year. How have you taken advantage of those additional investment options?
A.

AMT bonds, those bonds subject to the alternative minimum tax for certain taxpayers, present us with an opportunity to add yield to the portfolio, and we continue to search for attractive offerings. However, the supply of new AMT bonds during the summer and early fall months was low, and we didn’t find any AMT bonds within that limited supply that met our investment criteria.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

W. Douglas Beck, CFA President Investment Grade Municipal Income Fund Inc. Executive Director UBS Global Asset Management (US) Inc.	Kevin McIntyre Portfolio Management Team Investment Grade Municipal Income Fund Inc. Director UBS Global Asset Management (US) Inc.
*

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

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Investment Grade Municipal Income Fund Inc.

Elbridge T. Gerry III Portfolio Management Team Investment Grade Municipal Income Fund Inc. Managing Director UBS Global Asset Management (US) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2005. The views and opinions in the letter were current as of November 15, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Investment Grade Municipal Income Fund Inc.

Performance at a Glance (unaudited)

Average Annual Total Returns For Periods Ended 9/30/05

Net Asset Value Returns	6 months	1 year	5 years	10 years
Investment Grade Municipal Income Fund Inc.	3.31%	4.57%	6.73%	6.32%
Lipper General Municipal Debt Funds (Leveraged) median	4.38	6.83	8.07	6.88

Market Price Returns
Investment Grade Municipal Income Fund Inc.	4.73	0.42	7.21	7.47
Lipper General Municipal Debt Funds (Leveraged) median	8.18	7.43	9.19	7.42
Lehman Brothers Municipal Bond Index	2.80	4.05	6.34	6.06

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV return assumes, for illustration only, that dividends were reinvested at the net asset value on the payable dates. NAV and market price returns for periods of less than one year are cumulative. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Share Price, Dividend and Yields as of 9/30/05
Market Price	$13.44
Net Asset Value (per share applicable to common shareholders)	$15.66
12-Month Net Investment Income Dividend to common shareholders (period ended 9/30/05)	$0.74
September 2005 Dividend	$0.055
Market Yield*	4.91%
NAV Yield*	4.21%
*

Market yield is calculated by multiplying the September dividend by 12 and dividing by the month-end market price. NAV yield is calculated by multiplying the September dividend by 12 and dividing by the month-end net asset value. Prices and yields will vary.

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Investment Grade Municipal Income Fund Inc.

Portfolio Statistics (unaudited)

Characteristics	9/30/05		3/31/05		9/30/04
Net Assets Applicable to Common Shareholders (mm)	$162.2		$160.5		$163.7
Weighted Average Maturity	14.5 yrs		11.5 yrs		11.7 yrs
Weighted Average Duration	4.1 yrs		4.3 yrs		5.1 yrs
Weighted Average Coupon	5.2%		5.1%		5.5%
Leverage**	40.4%		40.6%		39.4%
Callable/Maturing Within Five Years*	9.1%		19.5%		9.1%
Callable/Maturing Beyond Five Years*	90.9%		80.5%		90.9%
Portfolio Composition***	9/30/05		3/31/05		9/30/04
Long-Term Municipal Bonds	159.1%		147.9%		160.2%
Short-Term Municipal Notes	4.1		18.6		6.4
Futures	0.8		0.1		(0.0)†
Other Assets Less Liabilities	3.8		1.9		0.6
Liquidation Value of auction preferred shares	(67.8)		(68.5)		(67.2)
Total	100.0%		100.0%		100.0%
Credit Quality***	9/30/05		3/31/05		9/30/04
AAA	88.2%		66.3%		56.7%
AA	23.4		27.5		42.8
A	15.0		19.0		32.1
BBB	13.9		19.0		18.9
BB	1.2		—		—
A1	0.7		16.8		—
Nonrated	20.8		17.9		16.1
Futures	0.8		0.1		(0.0)†
Other Assets Less Liabilities	3.8		1.9		0.6
Liquidation Value of auction preferred shares	(67.8)		(68.5)		(67.2)
Total	100.0%		100.0%		100.0%
Top Five States*	9/30/05		3/31/05		9/30/04
California	26.9%	California	19.8%	California	17.7%
Texas	18.5	Texas	10.4	New York	11.4
New York	9.7	New York	9.9	Texas	10.7
North Carolina	7.4	North Carolina	5.8	Florida	6.3
Pennsylvania	6.0	Indiana	5.6	Indiana	5.8
Total	68.5%		51.5%		51.9%
Top Five Sectors*	9/30/05		3/31/05		9/30/04
Power	22.5%	Power	21.2%	Power	22.0%
Water	21.3	Hospital	10.9	Lease	12.4
University	7.3	Lease	10.7	Water & Sewer	9.4
Hospital	6.1	Water	8.9	Hospital	6.8
Lease	5.5	University	7.9	Escrowed to Maturity	6.1
Total	62.7%		59.6%		56.7%

*	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
**	As a percentage of total assets as of the dates indicated.
***	As a percentage of net assets applicable to common shareholders as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.
†	Represents greater than (0.05)% but less than 0.0% of net assets applicable to common shareholders.

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments—September 30, 2005

Principal Amount (000)		Moody’s Rating (unaudited)	S&P Rating (unaudited)	Maturity Dates	Interest Rates		Value
Long-Term Municipal Bonds – 159.08%
Arizona – 1.60%
$2,380	Arizona State Transportation Board Highway Revenue–Series B	Aa1	AAA	07/01/18	5.250%		$2,591,082
Arkansas – 1.04%
1,620	Little Rock Capital Improvement Revenue Parks & Recreation Projects-Series A	NR	NR	01/01/18	5.700		1,685,416
California – 43.90%
5,000	California Educational Facilities Authority Revenue Refunding–Pepperdine University–Series A (FGIC Insured)	Aaa	AAA	09/01/33	5.000		5,192,200
5,000	California State Department Water Resources Revenue–Series A	A2	BBB+	05/01/16	5.875		5,604,200
3,000	California Statewide Communities Development Authority–Irvine Apartment Communities–Series A-3 (Mandatory Put 05/17/10 @ $100)	Baa2	BBB	05/15/25	5.100	†	3,123,090
1,750	California Statewide Communities Development Authority Revenue–Kaiser Permanente–Series H (Mandatory Put 05/01/08 @ $100)	NR	A+	04/01/34	2.625	†	1,707,440
5,375	East Bay Municipal Utility District Water Systems Revenue–Subseries A (MBIA Insured)	Aaa	AAA	06/01/35	5.000		5,635,096
2,150	Fontana Redevelopment Agency Tax Allocation Jurupa Hills Redevelopment Project A	NR	A–	10/01/17	5.500		2,262,897
2,905	Inglewood Unified School District 1998 Election–Series C (FSA Insured)	Aaa	AAA	10/01/28	5.000		3,033,459
5,000	Los Angeles County Sanitation Funding Authority Revenue–Series A (FSA Insured)	Aaa	AAA	10/01/18	5.000		5,356,150
3,000	Los Angeles Water & Power Revenue Power Systems–Series A (MBIA Insured)	Aaa	AAA	07/01/16	5.000		3,227,280
3,200	Los Angeles Water & Power Revenue Power Systems–Series A-A-1 (FSA Insured)	Aaa	AAA	07/01/21	5.250		3,429,024
4,000	Los Angeles Water & Power Revenue Power Systems–Series A, Subseries A-2 (MBIA Insured)	Aaa	AAA	07/01/18	5.000		4,280,520
6,000	Los Angeles Water & Power Revenue Power Systems–Series A-A-1 (MBIA Insured) #	Aaa	AAA	07/01/14	5.000		6,512,820
5,000	Los Angeles Water & Power Revenue Refunding Power Systems–Series A, Subseries A-2 (MBIA Insured)	Aaa	AAA	07/01/27	5.000		5,218,300

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments—September 30, 2005

Principal Amount (000)		Moody’s Rating (unaudited)	S&P Rating (unaudited)	Maturity Dates	Interest Rates	Value
Long-Term Municipal Bonds – (continued)
California – (concluded)
$5,865	Sacramento County Sanitation District Financing Authority Revenue–County Sanitation District 1 (MBIA Insured)	Aaa	AAA	08/01/22	5.000%	$6,244,407
10,000	Sacramento County Sanitation District Financing Authority Revenue Refunding (AMBAC Insured)	Aaa	AAA	12/01/27	5.000	10,368,700
						71,195,583
Colorado – 1.05%
1,601	University of Colorado Participation Interests	NR	A+	12/01/13	6.000	1,709,584
Florida – 2.11%
1,175	Gainesville Utilities Systems Revenue–Series A	Aa2	AA	10/01/20	5.250	1,286,531
2,000	Orlando Utilities Commission Water & Electric Revenue–Series A	Aa1	AA	10/01/19	5.000	2,130,920
						3,417,451
Illinois – 0.93%
1,200	Illinois Educational Facilities Authority Revenue–Augustana College–Series A	Baa1	NR	10/01/22	5.625	1263,396
250	Metropolitan Pier & Exposition Authority	A1	NR	06/15/27	6.500	250,525
						1,513,921
Indiana – 3.61%
1,000	Clark Pleasant Community School Building Corp. First Mortgage (AMBAC Insured)	Aaa	AAA	07/15/17	5.500	1,110,640
4,480	Indiana Health Facility Financing Authority Revenue Ascension Health Subordinated Credit-A #	Aa3	AA–	04/01/10	5.000	4,747,187
						5,857,827
Kentucky – 1.29%
2,055	Boone County Pollution Control Revenue–Dayton Power & Light Co.-Series A	Baa1	BBB–	11/15/22	6.500	2,085,907
Massachusetts – 3.92%
5,865	Massachusetts State Consolidated Loan–Series A (Pre-refunded with U.S. Government Securities to 08/01/14 @ $100)	Aa2	AA	08/01/16	5.000	6,352,147
Michigan – 4.92%
3,425	Michigan State Building Authority Revenue Program–Series III	Aa3	AA–	10/15/16	5.375	3,771,028
2,055	Michigan State Hospital Finance Authority Revenue Ascension Health Subordinated Credit-A	Aa3	AA–	05/01/12	5.000	2,197,062
2,000	Michigan State Strategic Fund Limited Obligation Revenue–Ford Motor Co. Project–Series A	Ba1	BB+	02/01/06	7.100	2,002,880
						7,970,970

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments—September 30, 2005

Principal Amount (000)		Moody’s Rating (unaudited)	S&P Rating (unaudited)	Maturity Dates	Interest Rates	Value
Long-Term Municipal Bonds – (continued)
Minnesota – 0.96%
$1,500	Shakopee Health Care Facilities–Saint Francis Regional Medical Center Revenue Refunding	NR	BBB	09/01/17	5.000%	$1,550,085
Nevada – 4.20%
6,750	Clark County Pollution Control Revenue–Nevada Power Co. Project–Series B (FGIC Insured)	Aaa	AAA	06/01/19	6.600	6,814,395
New Jersey – 6.52%
10,000	New Jersey State Educational Facilities Authority Revenue Princeton University–Series D #	Aaa	AAA	07/01/29	5.000	10,565,200
New Mexico – 0.67%
1,000	University of New Mexico Revenue Sub–Lien–Series A	Aa3	AA	06/01/16	5.250	1,088,970
New York – 15.89%
4,030	Long Island Power Authority Electric Systems Revenue–Series C	A3	A–	09/01/17	5.500	4,402,412
1,765	Metropolitan Transportation Authority New York Dedicated Tax Fund–Series A (FSA Insured)	Aaa	AAA	11/15/24	5.250	1,912,148
2,500	New York City General Obligation–Series G	A1	A+	08/01/13	5.000	2,688,900
4,420	New York City General Obligation–Series M	A1	A+	04/01/13	5.000	4,745,533
1,625	Triborough Bridge & Tunnel Authority Revenue–Series B	Aa2	AA–	11/15/18	5.250	1,779,294
3,140	Triborough Bridge & Tunnel Authority Revenue–Series B	Aa2	AA–	11/15/19	5.250	3,438,143
6,400	Triborough Bridge & Tunnel Authority Revenue–Subordinate Bonds	Aa3	A+	11/15/30	5.250	6,808,384
						25,774,814
North Carolina – 12.10%
5,000	North Carolina Eastern Municipal Power Agency–Series A (Escrowed to Maturity)	Baa2	BBB	01/01/11	5.500	5,376,350
2,000	North Carolina Eastern Municipal Power Agency–Series A (Escrowed to Maturity)	Baa2	BBB	01/01/12	5.500	2,164,380
3,065	North Carolina Eastern Municipal Power Agency–Series A (Escrowed to Maturity)	Baa2	AAA	01/01/21	6.400	3,764,034
8,745	North Carolina State Public Improvement–Series A	Aa1	AAA	03/01/24	4.000	8,317,020
						19,621,784
Ohio – 6.68%
2,185	Ohio State Higher Education–Series B	Aa1	AA+	11/01/17	5.250	2,387,222
8,000	Ohio State Water Development Authority–Water Quality Pollution Control	Aaa	AAA	06/01/24	5.000	8,442,720
						10,829,942

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments—September 30, 2005

Principal Amount (000)		Moody’s Rating (unaudited)	S&P Rating (unaudited)	Maturity Dates	Interest Rates	Value
Long–Term Municipal Bonds – (continued)
Oregon – 0.67%
$1,000	Portland Sewer Systems Revenue–Series A (FSA Insured)	Aaa	AAA	06/01/18	5.250%	$1,090,080
Pennsylvania – 9.74%
7,125	Allegheny County Sanitation Authority Sewer Revenue Refunding–Series A (MBIA Insured)	Aaa	AAA	12/01/24	5.000	7,537,965
5,000	Northumberland County Authority–Guaranteed Lease Revenue–Mountain View Manor Project	NR	NR	10/01/20	7.000	5,202,400
3,000	Susquehanna Area Regional Airport Authority Airport Systems Revenue–Subseries D	Baa2	NR	01/01/18	5.375	3,058,350
						15,798,715
Puerto Rico – 1.95%
3,000	Puerto Rico Housing Finance Authority–Capital Funding Program (HUD Insured)	Aa3	AA	12/01/18	5.000	3,168,600
Rhode Island – 0.09%
145	Rhode Island Housing & Mortgage Finance Corp. Homeownership Opportunity–Series 10–A	Aa2	AA+	04/01/27	6.500	145,187
South Carolina – 0.68%
1,000	Greenville Waterworks Revenue	Aa1	AAA	02/01/20	5.250	1,095,370
South Dakota – 0.75%
1,190	Standing Rock South Dakota New Public Housing**	NR	NR	08/07/13	6.000	1,215,814
Tennessee – 1.61%
2,500	Memphis–Shelby County Airport Authority Special Facilities Revenue–Federal Express Corp.	Baa2	BBB	09/01/09	5.000	2,616,275
Texas – 26.74%
2,475	Alvin Independent School District School House–Series A (PSF–GTD)	Aaa	AAA	02/15/17	5.375	2,695,201
6,665	Austin Water & Wastewater System Revenue Refunding (MBIA Insured)	Aaa	AAA	05/15/28	5.000	6,994,118
4,000	Coastal Bend Health Facilities Development–Incarnate Word Health System (Escrowed to Maturity) (AMBAC Insured)	Aaa	AAA	01/01/17	6.300	4,574,800
1,125	Eagle Mountain & Saginaw Independent School District–School Building (Pre–refunded with U.S. Government Securities to 02/15/12 @ $100) (PSF–GTD)	Aaa	AAA	08/15/14	5.375	1,241,167
210	Eagle Mountain & Saginaw Independent School District–School Building–Unrefunded Balance–(PSF–GTD)	Aaa	AAA	08/15/14	5.375	230,191

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments–September 30, 2005

Principal Amount (000)		Moody’s Rating (unaudited)	S&P Rating (unaudited)	Maturity Dates	Interest Rates	Value
Long-Term Municipal Bonds – (concluded)
Texas – (concluded)
$5,390	Frisco Independent School District Refunding–School Building–Series C (PSF-GTD)	Aaa	NR	08/15/24	5.000%	$5,664,135
6,786	Harris County Texas Lease‡	NR	NR	05/01/20	6.750	6,649,937
3,007	Houston Community College System Certificates of Participation‡	NR	NR	06/15/25	7.875	3,132,641
7,000	Keller Independent School District Refunding (PSF-GTD)	Aaa	AAA	08/15/30	5.000	7,293,230
1,485	Lower Colorado River Authority Transmission Contract Revenue (FSA Insured)	Aaa	AAA	05/15/20	5.250	1,597,400
3,000	San Antonio Electric & Gas Revenue (Pre-refunded with U.S. Government Securities to 02/01/12 @ $100)	Aa1	AAA	02/01/20	5.375	3,280,110
						43,352,930
Washington – 5.46%
5,000	Energy Northwest Electric Revenue Refunding–Project No. 3–Series A	Aaa	AA–	07/01/14	5.000	5,411,950
1,920	Metropolitan Park District Tacoma (AMBAC Insured)	Aaa	AAA	12/01/14	6.000	2,173,478
1,115	Metropolitan Park District Tacoma (AMBAC Insured)	Aaa	AAA	12/01/16	6.000	1,267,744
						8,853,172
Total Long-Term Municipal Bonds (cost–$253,800,451)						257,961,221
Short-Term Municipal Notes – 4.10%
Michigan –- 0.06%
100	University of Michigan University Revenues–Hospital–Series A	VMIG-1	A-1+	10/03/05	2.820*	100,000
Nebraska – 0.58%
945	Lancaster County Hospital Authority Health Facilities Revenue–Immanuel Health System–Series A (Lasalle Bank N.A. Insured)	NR	A-1	10/03/05	2.840*	945,000
Texas – 3.46%
5,600	Harris County Health Facilities Development Corp. Revenue–Young Mens Christian Association (Bank One Texas N.A. Insured)	VMIG-1	NR	10/03/05	2.810*	5,600,000
Total Short-Term Municipal Notes (cost–$6,645,000)						6,645,000

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Investment Grade Municipal Income Fund Inc.

Portfolio of Investments–September 30, 2005

Value
Total Investments (cost-–$260,445,451)–163.18%	$264,606,221
Other assets in excess of liabilities–4.65%	7,552,932
Liquidation value of auction preferred shares–(67.83)%	(110,000,000)
Net Assets applicable to common shareholders–100.00%	$162,159,153
†	Floating rate security. The interest rate shown is the current rate as of September 30, 2005.
#	Entire amount pledged as collateral for future transactions.
*	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of September 30, 2005.
**

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.75% of net assets applicable to common shareholders as of September 30, 2005, is considered illiquid and restricted. (See table below for more information).

Illiquid and Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost as a Percentage of Common Net Assets	Market Value	Market Value as a Percentage of Common Net Assets
Standing Rock South Dakota New Public Housing, 6.000%, 08/07/13	08/08/02	$1,190,143	0.73%	$1,215,814	0.75%
‡	The securities detailed in the table below are considered illiquid and restricted and represent 6.03% of net assets applicable to common shareholders as of September 30, 2005.

Illiquid and Restricted Securities	Acquisition Date	Acquisition Cost	Acquisition Cost as a Percentage of Common Net Assets	Market Value	Market Value as a Percentage of Common Net Assets
Harris County Texas Lease, 6.750%, 05/01/20	09/07/00	$6,786,411	4.19%	$6,649,937	4.10%
Houston Community College System Certificates of Participation, 7.875%, 06/15/25	04/22/02	3,007,095	1.85	3,132,641	1.93
		$9,793,506	6.04%	$9,782,578	6.03%
AMBAC	–	American Municipal Bond Assurance Corporation
FGIC	–	Financial Guaranty Insurance Company
FSA	–	Financial Security Assurance
GTD	–	Guaranteed
HUD	–	Housing and Urban Development
MBIA	–	Municipal Bond Investors Assurance
NR	–	Not Rated
PSF	–	Permanent School Fund

Futures Contracts

Number of Contracts	Contracts to Deliver	In Exchange For	Expiration Dates	Unrealized Appreciation
295	U.S. Treasury Bond 20 Year Futures	$34,694,581	December 2005	$944,737
165	U.S. Treasury Note 10 Year Futures	18,505,121	December 2005	368,012
				$1,312,749

See accompanying notes to financial statements

13

Investment Grade Municipal Income Fund Inc.

Statement of Assets and Liabilities — September 30, 2005

Assets:
Investments in securities, at value (cost—$260,445,451)	$264,606,221
Cash	90,912
Receivable for investments sold	3,788,412
Receivable for interest	3,787,278
Receivable for variation margin	164,766
Other assets	10,525
Total assets	272,448,114
Liabilities:
Payable to investment advisor and administrator	157,484
Dividends payable to auction preferred shareholders	24,684
Accrued expenses and other liabilities	106,793
Total liabilities	288,961
Auction preferred shares series A, B and C—2, 200 non-participating shares authorized, issued and outstanding; $0.001 par value; $50,000 liquidation value per share	110,000,000
Net assets applicable to common shareholders	$162,159,153
Net assets applicable to common shareholders:
Common Stock—$0.001 par value; 199,998,400 shares authorized; 10,356,667 shares issued and outstanding	153,239,012
Undistributed net investment income	238,805
Accumulated net realized gain from investment activities and futures	3,207,817
Net unrealized appreciation of investments and futures	5,473,519
Net assets applicable to common shareholders	$162,159,153
Net asset value per common share ($162,159,153 applicable to 10,356,667 common shares outstanding)	$15.66

See accompanying notes to financial statements

14

Investment Grade Municipal Income Fund Inc.

Statement of Operations

For the Year Ended September 30, 2005
Investment income:
Interest	$12,596,976
Expenses:
Investment advisory and administration fees	2,461,983
Auction preferred shares expenses	368,921
Custody and accounting fees	164,132
Reports and notices to shareholders	81,911
Professional fees	79,677
Transfer agency fees	20,177
Directors’ fees	16,083
Other expenses	68,517
3,261,401
Less: Fee waivers by investment advisor and administrator	(547,108)
Net expenses	2,714,293
Net investment income	9,882,683
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	3,586,653
Futures	(296,423)
Net change in unrealized appreciation/depreciation of:
Investments	(4,909,666)
Futures	1,374,074
Net realized and unrealized loss from investment activities	(245,362)
Dividends and distributions to auction preferred shareholders from:
Net investment income	(2,191,349)
Net realized gain from investment activities	(152,322)
Total dividends and distributions to auction preferred shareholders	(2,343,671)
Net increase in net assets applicable to common shareholders resulting from operations	$7,293,650

See accompanying notes to financial statements

15

Investment Grade Municipal Income Fund Inc.

Statement of Changes in Net Assets Applicable to Common Shareholders

	For the Years Ended September 30,
	2005	2004
From operations:
Net investment income	$9,882,683	$9,641,849
Net realized gains from investment activities and futures	3,290,230	1,889,676
Net change in unrealized appreciation/depreciation of investments and futures	(3,535,592)	(316,692)
Common share equivalent of dividends and distributions to auction preferred shareholders from:
Net investment income	(2,191,349)	(863,818)
Net realized gains from investment activities	(152,322)	(318,688)
Total dividends and distributions paid to auction preferred shareholders	(2,343,671)	(1,182,506)
Net increase in net assets applicable to common shareholders resulting from operations	7,293,650	10,032,327
Dividends and distributions to common shareholders from:
Net investment income	(7,663,934)	(9,631,721)
Net realized gains from investment activities	(1,207,587)	(5,116,194)
Total dividends and distributions to common shareholders	(8,871,521)	(14,747,915)
Auction preferred shares offering expenses	—	(435,135)
Net decrease in net assets applicable to common shareholders	(1,577,871)	(5,150,723)
Net assets applicable to common shareholders:
Beginning of year	163,737,024	168,887,747
End of year	$162,159,153	$163,737,024
Accumulated undistributed net investment income	$238,805	$211,405

See accompanying notes to financial statements

16

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements

Organization and Significant Accounting Policies

Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company. The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. There can be no assurance that the Fund’s investment objective will be achieved.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the

17

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements

Board determines that this does not represent fair value. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

Investment Transactions and Investment Income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures Contracts—Upon entering into a financial futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through which the transaction was effected, an amount of cash and/or municipal obligations equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a segregated account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion.

Dividends and Distributions—The Fund intends to pay monthly dividends to common shareholders at a level rate that over time will result in the distribution of all of the Fund’s net investment income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are

18

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements

either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of Risk

The Fund follows an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment Advisor and Administrator

The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global Asset Management (US) Inc. (“UBS Global AM”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.90% of the Fund’s average weekly net assets applicable to holders of common and auction preferred shares. UBS Global AM has agreed to waive 0.20% of the advisory and administration fee, so that the Fund’s effective fee is 0.70% of average weekly net assets applicable to holders of common and auction preferred shares. This waiver will continue indefinitely unless the Board agrees to any change. At September 30, 2005, the Fund owed UBS Global AM $157,484, which is composed of $202,480 of investment advisory and administration fees less fees waived of $44,996. For the year ended September 30, 2005, UBS Global AM waived $547,108 of investment advisory and administration fees from the Fund.

Additional Information Regarding Compensation to Affiliate of a Board Member

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended September 30, 2005, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $43,705,051. Morgan

19

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements

Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley may participate as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and receive compensation therefor. Amounts received by Morgan Stanley, if any, will vary depending upon that firm’s participation in an auction, and such amounts are calculated and paid by the auction agent from money provided by the Fund.

Auction Preferred Shares

The Fund has issued 800 shares of auction preferred shares Series A, 800 shares of auction preferred shares Series B, and 600 shares of auction preferred shares Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.

Dividends, which are cumulative, are generally reset every 7 days for each Series of APS. Dividend rates ranged from 1.390% to 2.900% for the year ended September 30, 2005.

The Fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The APS are entitled to one vote per share and, unless otherwise required by law, will vote with holders of common stock as a single class, except that the APS will vote separately as a class on certain matters, as required by law. The holders of the APS have the right to elect two directors of the Fund.

The redemption of the Fund’s APS is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

Offering expenses of $435,135 were charged to paid-in-capital of the Fund in connection with the offering of APS during the year ended September 30, 2004.

20

Investment Grade Municipal Income Fund Inc.

Notes to Financial Statements

Purchases and Sales of Securities

For the year ended September 30, 2005, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $130,188,267 and $132,415,030, respectively.

Federal Tax Status

The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 were as follows:

Distributions paid from:	2005	2004
Tax-exempt income	$9,850,254	$10,491,297
Ordinary income	24,785	4,242
Net long-term capital gains	1,340,153	5,434,882
Total distributions paid	$11,215,192	$15,930,421

At September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$263,489
Undistributed ordinary income	613,440
Undistributed long-term capital gains	3,907,126
Unrealized appreciation of investments	4,160,770
Total accumulated earnings	$8,944,825

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at September 30, 2005 were as follows:

Tax cost of investments	$260,445,451

Gross unrealized appreciation	5,307,819
Gross unrealized depreciation	(1,147,049)
Net unrealized appreciation	$4,160,770

21

Investment Grade Municipal Income Fund Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the Years Ended September 30,
	2005	2004	2003
Net asset value, beginning of year	$15.81	$16.31	$16.46
Net investment income	0.95	0.93	0.95
Net realized and unrealized gains (losses) from investment activities	(0.02)	0.14	0.13
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.21)	(0.08)	(0.07)
Net realized gains from investment activities	(0.01)	(0.03)	(0.02)
Total dividends and distributions paid to auction preferred shareholders	(0.22)	(0.11)	(0.09)
Net increase from operations	0.71	0.96	0.99
Dividends and distributions paid to common shareholders from:
Net investment income	(0.74)	(0.93)	(0.96)
Net realized gains from investment activities	(0.12)	(0.49)	(0.18)
Total dividends and distributions paid to common shareholders	(0.86)	(1.42)	(1.14)
Auction preferred shares offering expenses	—	(0.04)	—
Net asset value, end of year	$15.66	$15.81	$16.31
Market value, end of year	$13.44	$14.25	$14.86
Total investment return(1)	0.42%	5.57%	2.76%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor	1.66%	1.53%	1.45%
Total expenses, before fee waivers by advisor	1.99%	1.86%	1.66%
Net investment income before auction preferred shares dividends	6.04%	5.91%	5.89%
Auction preferred shares dividends from net investment income	1.34%	0.53%	0.44%
Net investment income available to common shareholders, net of fee waivers by advisor	4.70%	5.38%	5.45%
Net investment income available to common shareholders, before fee waivers by advisor	4.37%	5.05%	5.24%
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$162,159	$163,737	$168,888
Portfolio turnover	49%	45%	51%
Asset coverage per share of auction preferred shares, end of year	$123,709	$124,426	$155,555
(1)

Total investment return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

22

Investment Grade Municipal Income Fund Inc.

Financial Highlights (concluded)

	For the Years Ended September 30,
	2002	2001
Net asset value, beginning of year	$16.15	$15.91
Net investment income	1.11	1.17
Net realized and unrealized gains (losses) from investment activities	0.29	0.46
Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.12)	(0.23)
Net realized gains from investment activities	(0.01)	(0.07)
Total dividends and distributions paid to auction preferred shareholders	(0.13)	(0.30)
Net increase from operations	1.27	1.33
Dividends and distributions paid to common shareholders from:
Net investment income	(0.93)	(0.90)
Net realized gains from investment activities	(0.03)	(0.19)
Total dividends and distributions paid to common shareholders	(0.96)	(1.09)
Auction preferred shares offering expenses	—	—
Net asset value, end of year	$16.46	$16.15
Market value, end of year	$15.60	$15.39
Total investment return(1)	7.96%	20.59%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor	1.48%	1.49%
Total expenses, before fee waivers by advisor	1.67%	1.68%
Net investment income before auction preferred shares dividends	6.89%	7.30%
Auction preferred shares dividends from net investment income	0.73%	1.42%
Net investment income available to common shareholders, net of fee waivers by advisor	6.16%	5.88%
Net investment income available to common shareholders, before fee waivers by advisor	5.97%	5.69%
Supplemental data:
Net assets applicable to common shareholders, end of year (000’s)	$170,454	$167,295
Portfolio turnover	21%	8%
Asset coverage per share of auction preferred shares, end of year	$156,534	$154,559

23

Investment Grade Municipal Income Fund Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York November 4, 2005

24

Investment Grade Municipal Income Fund Inc.

General Information (unaudited)

The Fund

Investment Grade Municipal Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s investment objective is to achieve a high level of current income that is exempt from federal income tax, consistent with the preservation of capital. The Fund’s investment advisor and administrator is UBS Global Asset Management (US) Inc. (“UBS Global AM”), an indirect wholly owned asset management subsidiary of UBS AG, which had approximately $50.2 billion in assets under management as of September 30, 2005.

Effective October 1, 2005, Kevin Mclntyre assumed primary responsibility for the day-to-day management of the Fund. Mr. Mclntyre is a director and portfolio manager of UBS Global AM. Mr. Mclntyre joined UBS Global AM in 1995 and has been a member of its municipal securities team since that date. Mr. Mclntyre has previously served as a trader for the municipal securities group.

Shareholder Information

The Fund’s NYSE trading symbol is “PPM.” Comparative net asset value and market price information about the Fund is published weekly in The Wall Street Journal, The New York Times and Barron’s, as well as in numerous other publications.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend Reinvestment Plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares are registered in their own names, or in

25

Investment Grade Municipal Income Fund Inc.

General Information (unaudited)

Dividend Reinvestment Plan (continued)

the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elect to receive cash. Common shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A common shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and common shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a common shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and

26

Investment Grade Municipal Income Fund Inc.

General Information (unaudited)

Dividend Reinvestment Plan (concluded)

all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

27

Investment Grade Municipal Income Fund Inc.

Board Approval of Advisory and Administration Agreement (unaudited)

Background. At a meeting of the board of Investment Grade Municipal Income Fund Inc. (the “Fund”) on July 20, 2005, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”) as defined in the Investment Company Act of 1940, as amended, considered and approved the continuance of the Investment Advisory and Administration Contract (“Advisory and Administration Agreement”) for the Fund. In preparing for the meeting, the board members had requested and received information from UBS Global Asset Management (US) Inc. (“UBS Global AM”) to assist them, including performance and expense information for other investment companies with similar investment objectives to the Fund. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the Advisory and Administration Agreement. Subsequently, the Chairman of the board and independent legal counsel to the Independent Directors met with management representatives to discuss generally how information would be provided at the board meeting. The Independent Directors also met for several hours the evening before the board meeting and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements. In its consideration of the approval of the Advisory and Administration Agreement, the board, including the Independent Directors, considered the following factors:

Nature, Extent and Quality of the Services under the Advisory and Administration Agreement. The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Global AM under the Advisory and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining

28

Investment Grade Municipal Income Fund Inc.

Board Approval of Advisory and Administration Agreement (unaudited)

and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that these persons report to the board regularly, some at every board meeting. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG.

The board reviewed how transactions in Fund assets are effected. In conducting its review, the board had available UBS Global AM’s brokerage policies and practices, the standards applied in seeking best execution, UBS Global AM’s soft dollar policies and practices, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, to the Fund under the Advisory and Administration Agreement.

Fund Performance. The board received and considered performance information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data, over the one-, three-, five- and ten-year periods, ended May 31, 2005 and since inception. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance as compared against the Performance Universe was consistently below average for the comparative periods. Specifically, the Fund’s performance was in the fifth quintile for all comparative periods. The board in its review noted that management explained that the Fund had consistently underperformed in large part due to its conservative duration, higher overall credit quality and an aversion to significant exposure to securities subject to the alternative minimum tax (“AMT”). In addition, the board noted several changes made in recent years that should provide the portfolio management team with increased flexibility over the long-term. The changes included the following: (1) increased ability to invest in securities having a maturity of ten years or less (2) increased ability to use derivatives to hedge unwanted duration exposure while preserving security selection opportunities, (3) increasing the amount of leverage to take advantage of continued steepness in the yield curve, and (4) potential increased AMT exposure. Based on its review and facts stated above, the board concluded that the Fund’s investment performance was satisfactory.

29

Investment Grade Municipal Income Fund Inc.

Board Approval of Advisory and Administration Agreement (unaudited)

Management Fees and Expense Ratio. The board reviewed and considered the contractual advisory and administration fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the actual fee rate (the “Actual Management Fee”) paid by the Fund.

Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information on an affiliate of UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds versus such accounts, the differences in the levels of services required by closed-end funds and such accounts and the memorandum provided by the Fund’s legal counsel discussing court decisions regarding the limited usefulness of such comparisons.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and Actual Management Fee were each in the fifth quintile in its Expense Group (i.e., eleventh out of a possible twelve) for the comparison period. The board noted that UBS Global AM currently has a fee waiver in place whereby it waives 20 basis points (0.20%) from its Contractual Management Fee, and that the fee waiver will continue indefinitely unless the board agrees to a change in the waiver. In addition, the board also noted that the Fund’s total expenses were among the highest of the twelve funds in its Expense Group (i.e., tenth out of twelve). Management explained that the Fund’s high level of expenses was the result of the Fund’s high Actual Management Fee, including the fee waiver, and its high custodian fee. Management noted that the Fund’s custodian fees appear to be higher than those of other funds in its Expense Group because accounting costs are also included in the Fund’s custodian fees, which may not be the case for some of its peers in the Fund’s Expense Group. Management added that it would attempt to negotiate a reduction in the Fund’s custodian fees. The board also recognized that the Fund’s Actual Management Fee differed from the Lipper peer group median by little more than one-eighth of one percent. Management noted that the Fund’s Actual Management Fee was higher than its peers primarily because of the higher degree of leverage of the Fund. If the Actual Management Fees in the peer group were adjusted for the relative degrees of leverage to facilitate a more meaningful comparison, the Fund’s Actual Management Fee would be more consistent with the peer median.

30

Investment Grade Municipal Income Fund Inc.

Board Approval of Advisory and Administration Agreement (unaudited)

Taking all of the above into consideration, the board determined that the Contractual Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Advisory and Administration Agreement.

Advisor Profitability. The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale. The board received and considered information from management regarding whether it has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential realization of further economies of scale. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds usually do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale. The Board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because of the nature of the market in which the Fund invests did not provide significant savings.

Other Benefits to UBS Global AM. The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Advisory and Administration Agreement. The Independent Directors

31

Investment Grade Municipal Income Fund Inc.

Board Approval of Advisory and Administration Agreement (unaudited)

were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director and Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

Interested Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Margo N. Alexander††; 58 c/o UBS Global Asset Management 51 West 52nd Street New York, NY 10019	Director	Since 1996

Mrs. Alexander is retired. She was an executive vice president of UBS Financial Services Inc. (from March 1984 to December 2002). She was chief executive officer (from January 1995 to October 2000), a director (from January 1995 to September 2001) and chairman (from March 1999 to September 2001) of UBS Global AM (formerly known as Mitchell Hutchins Asset Management Inc.)

Meyer Feldberg†††; 63 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992

Professor Feldberg is a senior advisor to Morgan Stanley (financial services) (since March 2005). He is also Dean Emeritus and Sanford Bernstein Professor of Leadership and Ethics at Columbia Business School, although on a two year leave of absence. Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

34

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mrs. Alexander is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 47 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Professor Feldberg is also a director of Primedia Inc. (publishing), Federated Department Stores, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

35

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Independent Directors

Name, Address, and Age	Position(s) Held with Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years

Richard Q. Armstrong; 70 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

David J. Beaubien; 71 84 Doane Road Ware, MA 01082	Director	Since 2001	Mr. Beaubien is retired (since 2003). He was chairman of Yankee Environmental Systems, Inc., a manufacturer of meteorological measuring systems (since 1991).

Richard R. Burt; 58 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004	Director	Since 1996	Mr. Burt is chairman of Diligence LLC (international information and security firm) and IEP Advisors (international investments and consulting firm).

William D. White; 71 P.O. Box 199 Upper Black Eddy, PA 18972	Director	Since 2001	Mr. White is retired (since 1994).

36

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Beaubien is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Beaubien is also a director of IEC Electronics, Inc., a manufacturer of electronic assemblies.

Mr. Burt is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mr. Burt is also a director of Hollinger International Inc. (publishing), HCL Technologies, Ltd., (software and information technologies), The Central European Fund, Inc., The Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and chairman of Weirton Steel Corp. (makes and finishes steel products). He is also a director or trustee of funds in the Scudder Mutual Funds Family (consisting of 52 portfolios).

Mr. White is a director or trustee of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

37

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Officers

Name, Address, and Age	Position(s) Held With Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex For Which Person Serves as Officer
Joseph Allessie*; 40	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is a director and deputy general counsel at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”) (since 2005). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Such entities are affiliates of UBS Global AM—Americas region. Prior to joining GAM, Mr. Allessie was Regulatory Officer to the State of New Jersey, Department of Law and Public Safety, Bureau of Securities (from 1993 to 1999). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

W. Douglas Beck*; 38	President	Since 2005

Mr. Beck is an executive director and head of product development and management for UBS Global AM—Americas region (since 2002). From March 1998 to November 2002, he held various positions at Merrill Lynch, the most recent being first vice president and co-manager of the managed solutions group. Mr. Beck is president of 20 investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager, and was vice president of such investment companies from 2003 to 2005.

38

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Name, Address, and Age	Position(s) Held With Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex For Which Person Serves as Officer
Thomas Disbrow*; 39	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a director, head of retail mutual fund operations and co-head of the mutual fund finance department of UBS Global AM—Americas region. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr. Disbrow is a vice president and treasurer of 16 investment companies (consisting of 33 portfolios) and vice president and assistant treasurer of four investment companies (consisting of 53 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 48	Vice President	Since 1996

Mr. Gerry is a managing director-municipal fixed income of UBS Global AM—Americas region. Mr. Gerry is a vice president of six investment companies (consisting of 10 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 47	Vice President and Secretary	Since 2004

Mr. Kemper is general counsel of UBS Global AM—Americas region (since July 2004). Mr. Kemper also is an executive director of UBS Global AM—Americas region. He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

39

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Name, Address, and Age	Position(s) Held With Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex For Which Person Serves as Officer
Joanne M. Kilkeary*; 37	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the mutual fund finance department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 34	Vice President and Assistant Secretary	Since 2005

Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since November 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from April 2003 to October 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from July 2000 to March 2003. Prior to joining Deutsche Asset Management/Scudder Investments, she was assistant counsel at First Investors Corporation from August 1996 to June 2000. Ms. Lee is a vice president and assistant secretary of 16 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph T. Malone*; 38	Vice President and Assistant Treasurer	Since 2004

Mr. Malone is a director and co-head of the mutual fund finance department of UBS Global AM—Americas region. From August 2000 through June 2001, he was the controller at AEA Investors Inc. From March1998 to August 2000, Mr. Malone was a manager within the investment management services practice of PricewaterhouseCoopers LLC. Mr. Malone is vice president and assistant treasurer of 16 investment companies (consisting of 33 portfolios) and vice president, treasurer and principal accounting officer of four investment companies (consisting of 53 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

40

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Name, Address, and Age	Position(s) Held With Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex For Which Person Serves as Officer
Joseph McGill*; 43	Vice President and Chief Compliance Officer	Since 2004

Mr. McGill is executive director and chief compliance officer at UBS Global AM—Americas region (since 2003). Prior to joining UBS Global AM—Americas region, he was Assistant General Counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin McIntyre*; 39	Vice President	Since 2005

Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global AM-Americas region. He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM-Americas region. Mr. McIntyre is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 40	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since July 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

41

Investment Grade Municipal Income Fund Inc.

Supplemental Information (unaudited)

Officers (concluded)

Name, Address, and Age	Position(s) Held With Fund	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in Fund Complex For Which Person Serves as Officer
Keith A. Weller*; 44	Vice President and Assistant Secretary	Since 1995

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 86 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†

Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers of the Fund are appointed by the directors and serve at the pleasure of the board.

††	Mrs. Alexander is deemed an “interested person” of the Fund as defined in the Investment Company Act because an immediate family member is an employee of an affiliate of UBS Global AM.
†††

Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

42

Investment Grade Municipal Income Fund Inc.

New York Stock Exchange Certifications (unaudited)

Investment Grade Municipal Income Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2005 annual meeting of shareholders, it filed a certification with the NYSE on February 18, 2005 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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Directors
Richard Q. Armstrong Chairman Margo N. Alexander David J. Beaubien	Richard R. Burt Meyer Feldberg William D. White

Principal Officers
W. Douglas Beck President	Elbridge T. Gerry III Vice President
Mark F. Kemper Vice President and Secretary	Kevin McIntyre Vice President
Thomas Disbrow Vice President and Treasurer

Investment Advisor and

Administrator

UBS Global Asset Management (US) Inc.

51 West 52nd Street

New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©  2005 UBS Global Asset Management (US) Inc. All rights reserved.

UBS Global Asset Management (US) Inc. 51 West 52nd Street New York, NY 10019-6114	Presorted Standard U.S. Postage PAID Smithtown, NY Permit 700

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a ‘‘Code of Conduct’’ to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an ‘‘audit committee financial expert’’ as defined in item 3 of Form N-CSR: Richard Q. Armstrong. Mr. Armstrong is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $28,600 and $36,750, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $7,712 and $12,693, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2005 and 2004 semiannual financial statements, (2) review of the consolidated 2004 and 2003 report on the profitability of the UBS Funds to UBS Global Asset Management (US) Inc. (‘‘UBS Global AM’’) and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal years ended 2005 and 2004.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $8,950 and $11,400, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended September 30, 2005 and September 30, 2004, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no ‘‘all other fees’’ required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (‘‘audit committee’’) has adopted an ‘‘Audit Committee Charter (Amended and Restated as of May 12, 2004)’’ (the ‘‘charter’’). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant.

[1]	The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (‘‘Covered Service Providers’’) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended September 30, 2005 and September 30, 2004 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended September 30, 2005, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate fees billed by E&Y of $70,162 and $510,093, respectively, for non-audit services rendered on behalf of the registrant (‘‘covered’’), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (‘‘non-covered’’) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2005	2004
Covered Services	$16,662	$24,093
Non-Covered Services	53,500	486,000

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the ‘‘Audit Committee’’) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Beaubien, Mr. Burt and Mr. White.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any ‘‘affiliated purchaser,’’ as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not ‘‘interested persons’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (US) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope ‘‘Nominating and Corporate Governance Committee.’’ The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a ‘‘Code of Conduct’’) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed November 24, 2004 (Accession Number: 0000950136-04-004154)(SEC File No. 811-07096).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ W. Douglas Beck W. Douglas Beck President
Date:	November 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Beck W. Douglas Beck President
Date:	November 28, 2005
By:	/s/ Thomas Disbrow Thomas Disbrow Vice President and Treasurer
Date:	November 28, 2005